Exhibit 99.2

INVESTOR PRESENTATION December 2025

Disclaimer About Forward - Looking Statements & Third - Party Sources 2 This presentation (this “ Investor Presentation ”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluat ion with respect to a potential transaction (the “ Transaction ”) between ContextLogic Holdings Inc ., and its subsidiaries (the “ Company ”), US Salt Parent Holdings, LLC and its subsidiaries (“ US Salt ”), affiliates of Abrams Capital Management, L.P. (“ Abrams ”), affiliates of BC Partners Advisors LP (“ BC Partners ”) , affiliates of Emerald Lake Capital Management, LP (“ Emerald Lake ”) and for no other purpose. No representations or warranties, express or implied are given in, or respect of, this Investor Presentation. To the fullest ext ent permitted by law, in no circumstances will th e Company, US Salt, Abrams, BC Partners, Emerald Lake , or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indire ct or consequential loss or loss of profit arising from use of this Investor Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Investor Presentation does not p urp ort to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company, or the Transaction. Viewers of this Investor Presentation should each make their own evaluation of the Company and of their relevance and adequacy of the information and sho uld make sure other investigations as they deem necessary. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitati on of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, soli cit ation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. Use of Projections This Investor Presentation contains financial forecasts or projections with respect to the Company and US Salt. Projected per for mance with respect to the Company and US Salt, the investment vehicles they manage or expect to manage, and the investments such vehicles make or expect to make is provided on a pro forma basis and is based on certain good faith assumptions that the Company and US Salt believe are reasonable (including, without limitation, estimates and targets of future operating results or cash flows). The act ual performance will depend on, among other factors, future operating results, including of the investment vehicles and their portfolio companies, the value of certain assets and ma rket conditions at the time of establishment, acquisition or disposition, any related transaction costs, and time and manner of establishment, acquisition and disposition, all of which may differ from the underlying assumptions on which the projected performance data contained herein are based. I n a ddition, there are many risk factors that could cause the Company's and US Salt's assumptions to prove to be incorrect. These risks therefore could cause the actual performance of the Company to be materially different from the current projected, targeted or estimated performance. These pr oje ctions are provided solely for illustrative purposes, and there can be no assurances that any projections or targets will ult ima tely be realized, in the manner illustrated herein or at all. No independent registered public accounting firm of the Company or US Salt has audited, reviewed, compiled, or performed any procedures with respect to the financial forecasts or projections for the p urp ose of their inclusion in this Investor Presentation, and accordingly, none of them expresses an opinion or provides any other form of assurance with respect thereto for the purpose o f t his Investor Presentation. These financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Forward Looking Statements This Investor Presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks an d u ncertainties. Forward - looking statements generally relate to future events or future financial or operating performance and include all statements that are not historical facts such as information concerning the Transaction, the ability of the parties to consummate the Tr ans action in a timely manner or at all, the Purchase Agreement, the satisfaction or waiver of the conditions to closing the Transaction, the occurrence of any event, change or ot her circumstance or condition that could give rise to termination of the Purchase Agreement for the Transaction, the contemplated r ights offering by the Company (the “Rights Offering”), the strategic alternatives considered by the Company's board of directors, including the decisions taken the reto; future financial performance; future liquidity and operating expenditures; financial condition and results of operation s; competitive changes in the marketplace and other characterizations of future events or circumstances. In some cases, forward - looking statements can be identified by us e of terms such as “anticipates,” “assumption,” “believes,” “continue,” “could,” “estimates,” “expects,” “foresees,” “forecas ts, ” “intends,” “goals,” judgment,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar ex pre ssions and the negatives of those terms. Forward - looking statements involve known and unknown risks, uncertainties and other fac tors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements e xpr essed or implied by the forward - looking statements. Those risks include those described in Part II, Item 1A. “Risk Factors” in t he Company's Quarterly Report on Form 10 - Q, as well as in the Company's condensed consolidated financial statements, related notes, and the other information app earing elsewhere in this Quarterly Report on Form 10 - Q, the Company's Quarterly Report on Form 10 - Q for the quarter ended March 31, 2025, filed with the Securities Exchange Commission (the "SEC") on May 9, 2025, the Company's Quarterly Report on Form 10 - Q for the quarter ended Jun e 30, 2025 filed on August 7, 2025, the Company's Annual Report on Form 10 - K for the year ended December 31, 2024 filed with the SEC on March 12, 2025, as amended by Amendment No. 1 to Annual Report on Form 10 - K/A filed with the SEC on April 17, 2025, and the Company's other filings with the SEC. The inclusion of forward - looking information should not be regarded as a representation by us, the Company's mana gement or any other person that the future plans, estimates, or expectations contemplated by us will be achieved. Given these uncertainties, you should not place undue reliance on any forward - looking statements in this Investor Presentation. In addition, statements that “we believe” and similar statements reflect the Company's beliefs and opinions on the relevant subject, including, but not limited to, the Rights Offering, the Transaction, the reorga ni zation of ContextLogic Inc. and ContextLogic Holdings Inc.; the strategic alternatives considered by the Company's board of directors, including the decisions taken thereto; future financial performance; future liquidity and operating expen di tures; financial condition and results of operations; competitive changes in the marketplace; the outcome of ongoing litigati on; the Company's expected tax rate; the effect of changes in or the application of new or revised tax laws; the effect of new accounting prono un cements; the Company's voluntary delisting on Nasdaq; and other characterizations of future events or circumstances. These statements are based on information available to us as of the date of this Investor Presentation. While we believe such information provides a reason abl e basis for these statements, such information may be limited or incomplete. The Company's statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are ca utioned not to unduly rely on these statements. The forward - looking statements made in this Investor Presentation relate only to events as of the date on which the statements a re made. We undertake no obligation to update any forward - looking statements made in this Investor Presentation to reflect event s or circumstances after the date of this Investor Presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in the forward - looking statements, and you should not place undue reliance on the Company's forward - looking statements. F orward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments. You should read this Investor Presentation with the understanding that the Company's actual future results, levels of activity, performance, and events and circumstances may be materially different from what we expect.

Disclaimer About Forward - Looking Statements & Third - Party Sources 3 Non - GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non - GAAP financial measures that are not prepared in accordance with accounting principles ge nerally accepted in the United States (“GAAP”) including, among others, EBITDA, Adjusted EBITDA and Free Cash Flow, and that may be different from non - GAAP financial measures used by other companies. Each of the Company and US Salt believes that the use of these non - GAAP financial me asures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results a nd trends. These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. F or additional information about the non - GAAP measures and a reconciliation of EBITDA and Adjusted EBITDA to Net Income in this presentation see page 37. To the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliat ions of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts tha t are necessary for such reconciliation. Additional Information and Where to Find It This communication is being made in respect of the proposed Transaction involving the Company, US Salt, Abrams, BC Partners a nd Emerald Lake. With respect to the Rights Offering, the Company intends to file a registration statement on Form S - 1 with the SEC which will include a prospectus of the Company. A prospectus will also be sent to the stockholders of the Company in connection with the Rights Offering. Bef ore making any investment decision with respect to the Rights Offering, investors and security holders of the Company are urged t o carefully read the entire registration statement and prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any ame ndm ents or supplements to these documents, because they will contain important information about the proposed Rights Offering an d T ransaction. The Company will also file other documents with the SEC with respect to the Transaction. The documents filed by the Company with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, the documents filed by the Company may be obtain ed free of charge from the Company at https://ir.contextlogicinc.com/. Alternatively, these documents, when available, can be obtained free of charge fr om the Company upon written request to ContextLogic Holdings Inc., 2648 International Blvd Ste 301, Oakland, CA, Attn: Corporate Co unsel and Secretary, or by calling (415) 965 - 8476. Industry and Market Data This Investor Presentation has been prepared by the Company and includes market data and other statistical information from s our ces believed by the Company to be reliable, including independent industry publications, governmental publications or other p ubl ished independent sources. Some data is also based on the good faith estimates of the Company, which in each case are derived from its review of internal sou rce s as well as sources provided by US Salt and the independent sources described above. Although the Company believes these sources are reliable, the Company has not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks This Investor Presentation contains trademarks, service marks, trade names and copyrights of the Company, US Salt, Abrams, BC Pa rtners and Emerald Lake and other companies, which are the property of their respective owners.

I II ContextLogic Strategy Overview US Salt Overview III US Salt Transaction and Post - Closing Structure Overview 4 Table of Contents

5 I. ContextLogic Strategy Overview

- $200 $400 $600 $800 $1,000 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Volume ContextLogic 2/12/2024: ContextLogic announced agreement to sell substantially all operating assets and liabilities associated with Wish to Qoo10 for $173m Publicly - traded e - commerce platform with market cap of $14bn+ at IPO Publicly - traded company with cash, Net Operating Losses ( “ NOLs”), and other tax attributes ~$2.1bn ~$2.6bn ~$2.7bn 2021 2022 2023 2024 ContextLogic History: How Did We Get Here? NOLs + other tax attributes : ~$2.0bn of the ~$2.9bn are post - TCJA 1 NOLs with unlimited duration. The rest expire between 2030 – 2037. Source FactSet as of December 4, 2025 Note 1. 2017 Tax Cuts and Jobs Act (TCJA); pre - TCJA NOLs can be applied to 100% of taxable income and are limited to a 20 - year carryforw ard period; post - TCJA NOLs can be applied to 80% of taxable income and have an unlimited duration. $ 7.50 6 ~$2.9bn

ContextLogic Today: Evolved to Scale

~$150m Cash[1]

~$2.9bn NOLs + other tax attributes

A blank canvas with cash and tax attributes to build a strategic "compounder"

BC PARTNERS

$150m of committed capital[2]

Notes
1. Reflects ContextLogic's cash and cash equivalents and marketable securities as of Q4 2024, prior to the March 2025 investment by BC Partners into ContextLogic.
2. BC Partners has invested $75m of their $150m strategic investment into ContextLogic, with the remaining portion to be invested in conjunction with the Transaction.

ContextLogic 7

ContextLogic Future: A Decentralized String of Pearls Each business will operate in a decentralized structure, driving accountability, autonomy, and speed We intend to partner with best - in - class management teams and hardwire aligned incentives 8

Our Acquisition Strategy Is Focused on Three Clear Criteria... Niche Large enough markets that sustain growth, but invite less competition Competitively Advantaged Businesses with an “obvious” moat Long Duration Asset Companies that will continue to exist in 20 - 30 years 9

…We Are Equally Clear About What We Will Not Pursue… “ Large TAMs ” “Multiple expansion” reliance “ Earnings momentum ” “ Future profitability ” “ Good enough ” management teams “ High growth ” at any price “ Potential synergies ” “ AI winners ” or trend plays 10

11 ...But We Will Be Opportunistic in Creating Value Our goal is to deploy capital to acquire businesses that fall within our strike zone… …But we will act decisively when unique and compelling high - value opportunities arise. Share Buybacks Distressed Businesses Structured Investments “Other”

Operating Business 1 Operating Business 2 12 ContextLogic Management Model Governance Operating Business ▪ Each business will be governed by its own board, with the Business Oversight Committee of 2 to 4 owner - affiliated directors with potential representation from management of the particular business — small, focused, and ownership - minded. ▪ Capital allocation will sit with a board committee comprised of owner - affiliated directors . ▪ The Corporate President and CFO will be focused on reporting, investor relations, and M&A. Business Oversight Committee 1 With Owner - affiliated Directors Business Oversight Committee 2 With Owner - affiliated Directors Investment Committee With Owner - affiliated Directors Corporate: President, CFO With Majority of Directors Owner - Affiliated

13 Compensation Model for Operating Business Leadership Teams Fixed salary Base (Fixed) Based on year - on - year growth in profit, paid in cash; zero bonus for <5% organic growth Bonus Based on growth in profit over five years; expected to be paid in equity; NOT capped Incentive Operating Business Leadership Compensation Structure

$0 $1 $10 $100 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 14 Our Intellectual Inspiration Are the Swedish “Serial Acquirers” Source FactSet as of December 4 , 2025 Note 1. Based on logarithmic scale. 20 - Year Indexed Share Price Performance 1 $ 35.37 Annualized Returns (%) Value of $1 (as of 12/4/2025) 19.4% $35.37 Serial Swedish Acquirers

Target Financial Model

5–10 %	*Organic Growth*
+	
5–10 %	*Acquired Growth*
−	
(1–2 %)	*Incentive Plan Dilution*
9–18 %	*Targeted Long Term Free Cash Flow[1] per share Growth*

- Target businesses with **high Return on Tangible Common Equity ("ROTCE")**, where organic growth requires modest incremental capital.
- Maintain **leverage at responsible levels**, valuing flexibility over cost.
- M&A serves as an **independent value creation** lever.
- **Tax attributes should enhance cash generation** for years (or decades) to come.

Note

1. A reconciliation of projected long-term free cash flow growth, which is a statistical measure based on forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to our inability to reasonably predict, without unreasonable effort, certain items that would be contained in the comparable GAAP measure, including items such as potential fluctuations in energy costs (including natural gas and electricity), timing and magnitude of major maintenance activities, developments in brine field performance and well workover requirements, potential environmental or asset retirement obligation adjustments, potential legal or regulatory outcomes, changes in inventory valuation driven by commodity markets and weather variability, and the amount and timing of transaction-related or other non-recurring costs. These items are uncertain, depend on various factors that are not currently known, and could have a material impact on the comparable GAAP measure in future periods.

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15

II. Introducing The First Pearl… 16

US Salt Overview

~$131m / ~7%	~8%	~42%	100+
LTM Revenue % YoY growth[1]	Organic revenue CAGR since 2015[1]	*LTM Adj EBITDA % margin*[1,2]	*Years of remaining reserves and resources*[3]

Founded in 1893, US Salt is a vertically integrated producer of high-purity evaporated salt, and one of the few salt companies in the United States capable of manufacturing at this level of quality and scale

Key Product Categories



Salt
TX-10
POOL SALT
KOSHER
Salt

Private Label & Branded Round Can salt | Food-grade salt | Pharmaceutical salt | Pool salt | Water Softening salt | Kosher / Sea salt

Broad portfolio across recession resilient end-markets and product categories

Notes
1. US Salt's financial statements and the financial data presented herein have not been audited. US Salt is currently having their financial statements audited under the standards of the Public Company Accounting Oversight Board. Accordingly, the financial results are preliminary and subject to the completion of financial closing procedures and any adjustments that may result from the completion of the audits. As a result, these preliminary results may differ from the actual results that will be reflected in US Salt's consolidated financial statements when they are completed and publicly disclosed.
2. Adjusted EBITDA is a non-GAAP measure. See page 37 for a reconciliation of Adjusted EBITDA to Net Income.
3. Mineral Resources cannot be classified as Mineral Reserves until further work is completed to upgrade the material's classification. Investors should not assume that all or any part of the Mineral Resource estimate will be converted into Mineral Reserves.

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US Salt Management Team



David Sugarman, CEO

OLDE THOMPSON since 1944

MANISCHEWITZ

Prior Private Equity Partners

KAINOS | BainCapital | REICHMANNHAUER CAPITAL PARTNERS

- Joined as CEO in June 2023
- 25 year track record
- **Select Prior Experience:**
  - CEO of Gel Spice and Olde Thompson: Built North America's largest private-label spices company; led $1bn+ exit to strategic buyer
  - CEO of Manischewitz: Led restructuring and subsequent exit to strategic buyer
  - CEO of Allan Candy Company: Achieved ~5x EBITDA growth; left after successful exit to strategic buyer



Jason Blaseg, CFO

- Joined as CFO in October 2022
- Over 20 years of experience in private equity-backed packaging and food manufacturing companies
- **Select Prior Experience:**
  - VP of Finance at Novolex: Directed financial strategy for a $1B+ revenue business segment, driving substantial organic and inorganic growth, including the successful execution and integration of multiple acquisitions



Travis McNamara, VP Strategy

- Joined in 2022; Vice President of Strategy since January 2024
- 10+ years of experience leading corporate strategy
- **Prior Experience**: LEK Consulting and Morgan Stanley

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US Salt Financial Profile



Revenue[1]
($ in millions)
Pre-new management team involvement
Organic CAGR: ~8%
$62
$65
$73
$80
$88
$96
$92
$95
$111
$123
$131
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
LTM Q3 2025

	2023	2024	LTM Q3 2025
Adj. EBITDA[1,2] ($ in millions)	$44	$49	$55
Adj. EBITDA[1,2] Margin	39%	40%	42%
Adj. EBITDA[1,2] (less CapEx) Margin	31%	29%	34%

Adjusted EBITDA[1,2] grew at an organic CAGR of 14%+ since 2023

Notes
1. US Salt's financial statements and the financial data presented herein have not been audited. US Salt is currently having their financial statements audited under the standards of the Public Company Accounting Oversight Board. Accordingly, the financial results are preliminary and subject to the completion of financial closing procedures and any adjustments that may result from the completion of the audits. As a result, these preliminary results may differ from the actual results that will be reflected in US Salt's consolidated financial statements when they are completed and publicly disclosed.
2. Adjusted EBITDA is a non-GAAP measure. See page 37 for a reconciliation of Adjusted EBITDA to Net Income.

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20 Evaporated Solar Rock Produced by US Salt 99.6%+ 99%+ 95 - 99% Salt purity Low - none Moderate High Seasonality $150 - 1,000+/ton $90 - 100/ton $40 - 100/ton Average selling price • Table salt • Pharmaceutical • Food processing • Water softening • Specialty salt • Water softening • Agriculture • Consumer de - icing • Road de - icing • Industrial Primary use cases US Salt operates in the highest value per ton and highest profitability niche of the North American salt market with resilient and stable demand and a constrained supply ; demonstrated by a long - term record of steady volume growth and real pricing gains Acquisition Criteria: Niche Competitively Advantaged Long Duration Asset

21 Acquisition Criteria: Pool Salt Bagged salt used to generate chlorine in saltwater swimming pools, sold through wholesale, commercial, and retail channels 26 - ounce cannisters marketed under customer (private label) and US Salt - owned brands, sold through wholesale and retail channels High - purity, USP - compliant salt used to manufacture medical saline and dialysis solutions, sold through wholesale and commercial channels Bagged salt pellets used in residential water treatment systems, sold through wholesale, commercial, and retail channels Bagged and bulk salt used as an ingredient by food manufacturers, sold through wholesale and commercial channels Specialty salts, including kosher, sea, and pink varieties, sold through wholesale and retail channels Niche Competitively Advantaged Long Duration Asset Private Label & Branded Round Can Salt Water Softening Salt Kosher / Sea Salt Pharmaceutical Salt Food - Grade Salt

Acquisition Criteria: Niche | Competitively Advantaged | Long Duration Asset

Limited Domestic Reserve Sites

- ✓ Net supply has remained flat for 25+ years
- ✓ Only 16 evaporated salt facilities concentrated amongst five companies; no new evaporated salt facilities built in the last 2+ decades
- ✓ Only three of the six total US salt basins are economically viable due to depth, purity, location, and water/energy availability

Extensive CapEx & Permitting Process

- ✓ A greenfield evaporated salt facility requires finding a sizeable salt deposit next to major population center
- ✓ Vertically-integrated facility requires a material CapEx investment relative to the size of the market
- ✓ The permitting process would be lengthy and burdensome

Regulatory & Operational Barriers

- ✓ Rigorous and lengthy regulatory and customer qualification requirements in food and pharmaceutical (e.g., purity standards, USP certification) and decades of operational expertise
- ✓ US Salt is one of two scaled pharmaceutical suppliers, and one of three scaled round can suppliers, underpinned by specialized equipment and production processes

Geographically Focused Market Dynamics

- ✓ Ocean freight can significantly compress international producer margins given salt's low value-to-weight ratio
- ✓ Favors domestic facilities strategically located close to key demand corridors

ContextLogic
22

23 Acquisition Criteria: Evaporated Salt Wholesale Price by Product Form & Total United States Production Volume ($ per metric ton, fob mine and plant) CAGR '98 - '23 Source USGS – 3.0 6.0 9.0 12.0 15.0 $0 $50 $100 $150 $200 $250 $300 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 US evaporated salt production (million tons) Bulk Pellets Packaged Average 3% 3% 2% 5% 0.1% (million tons) Niche Competitively Advantaged Long Duration Asset

24 Acquisition Criteria: (Figures shown in thousands of tons) ~1% CAGR ('15 - '23) ~5% CAGR ('23 - LTM Q3 2025) Pre - new management team involvement Volume impacted by one - time generator outage; installed backup black - start generator to mitigate future risk COVID - related bump in round can segment due to pantry stocking which unwound in 2021 Steady, resilient volume progression 1 Consistent real price increases 2 Growth from new product rollout and expansion 3 Mix shift into higher - value product categories 4 Key operating model Competitively Advantaged Long Duration Asset ASP/ ton: $272.9 $168.5 $186.4 $169.9 $252.7 $225.8 $231.6 $221.4 $205.7 $289.3 $294.0 Note 1. Mineral Resources cannot be classified as Mineral Reserves until further work is completed to upgrade the material's classifi cat ion. Investors should not assume that all or any part of the Mineral Resource estimate will be converted into Mineral Reserve s. ЁЄІ¼ ЁІϿ¼ ЁЇЀ¼ ЁІЇ¼ ЁЇЅ¼ ЂϿЁ¼ ЂϾЃ¼ ЁЅЄ¼ ЂϾЅ¼ ЂЀЄ¼ ЂЂЃ¼ 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 LTM Q3 2025 Niche

Organic Growth Drivers

Mix Shift + **Enhancing Value** + **New Markets & Products** + **Operational Efficiency**

Mix Shift

- ✓ US Salt sells salt from \$150/ton to \$1,000+/ton. Over time, management has worked to "mix shift" from lower value categories to higher value categories.

Enhancing Value

- ✓ Rational pricing dynamics given constrained supply and stable, non-substitutable demand, backed by strong operations, quality, and on-time delivery.

New Markets & Products

- ✓ Increase penetration in new channels and geographies (i.e., foodservice, club, and Canada).
- ✓ Launch new product formats and categories (i.e., commercial sea salt and boxed salt).

Operational Efficiency

- ✓ Recent CapEx investments have unlocked levers to meaningfully improve operational efficiency.
- ✓ Additional volume should come through at high incremental margins.

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Key Business Risks

1 **Single Plant**	✓ Redundant power generation via multiple generators and recent investments in backup power systems, coupled with 130+ years of operations; US Salt also maintains safety stock at regional warehouses
2 **Pricing**	✓ Pricing has remained rational for years as US Salt's core evaporated salt products serve essential use cases with limited substitution risk and typically represent a small share of customers' total product cost; US Salt is further protected by a highly-advantaged cost position
3 **Competition and New Entrant(s)**	✓ Scarce domestic reserves sites coupled with regulatory and operational barriers secure US Salt's placement in the evaporated salt market

~$37m of CapEx Investments Made Since 2021[1]

Installation of backup black-start generator to ***support off-grid operations***	*Brine well investments for* ***consistent output***	*New packaging* ***capacity & capabilities*** *and* ***performance monitoring***

Note

1. US Salt's financial statements and the financial data presented herein have not been audited. US Salt is currently having their financial statements audited under the standards of the Public Company Accounting Oversight Board. Accordingly, the financial results are preliminary and subject to the completion of financial closing procedures and any adjustments that may result from the completion of the audits. As a result, these preliminary results may differ from the actual results that will be reflected in US Salt's consolidated financial statements when they are completed and publicly disclosed.

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26

27 Key Highlights: US Salt is an Attractive “First Pearl” Anchor Investment Niche Leading market position in evaporated salt, the highest - value segment of the overall salt market, with attractive competitive dynamics Competitively Advantaged High barriers to entry due to geologic scarcity, specialized production and permitting requirements, and highly specialized, unique equipment Long - Duration Asset Stable core business with 130+ years of operating history serving a diverse mix of end markets with resilient demand patterns

III. US Salt Transaction and Post - Closing Structure Overview 28

Uses Amount ($) % Purchase Equity – US Salt $694 73% Net Debt Paydown – US Salt 207 22% Cash on Balance Sheet 10 1% Transaction and Financing Fees 35 4% Total Uses $946 100% Sources Amount ($) % Equity Rollover – US Salt $324 34% ContextLogic Cash 292 31% New Debt 215 23% Backstopped Rights Offering 115 12% Total Sources $946 100% 29 Detailed Transaction Overview Transaction Highlights 2 Transaction Valuation ContextLogic to acquire US Salt for $907.5m enterprise value Transaction Consideration US Salt consideration consists of 53% cash consideration and 47% equity consideration / rollover (substantially all rollover from Abrams ) 4 Transaction Closing & Conditions Target closing of the transaction in 1H26; subject to customary regulatory approvals and other standard closing conditions Sources & Uses 2,3 ($ in millions) 7 5 Transaction Financing Transaction financed by LOGC cash on balance sheet, BC Partners investment, new debt, and rights offering raise (fully - backstopped at $8 per share) 3 Debt Financing Debt financing package secured with world - class lender group with Blackstone Credit & Insurance leading ; structured as $25m RCF and $215m TL priced at S+425bps at opening, with significant covenant flexibility and capacity to raise incremental debt to support growth 1 6

30 Post - Closing Capital Structure and Approximate Ownership 1 Summary Structure x Equity will be held at two - levels: ContextLogic Holdings Inc. (“PubCo”) and ContextLogic Holdings LLC (“LLC”). x Flexible capital structure, combined with long - term commitment from BC Partners and Abrams Capital x Abrams Capital will be a 39% equityholder (based on aggregate holdings) split between PubCo and Holdings LLC. x No PIK for LLC units. Other Equityholders 4 ContextLogic Public Equityholders Holdings LLC Holdings Inc. 25m shares at Inc. 39m shares at Inc. Total shares at Holdings Inc.: 64 million 40% 60% 2m units at LLC 21m units at LLC 15m units at LLC Total units at Holdings LLC: 101 million 4 63% 14% 21% 2% 100% A B A C D A Abrams Capital 40m / 39% Post - Closing Approximate Ownership (# / %) 2,3 B ContextLogic Public Equityholders 39m / 38% C BC Partners 21m / 21% D Other Equityholders 4 2m / 2% Post - Closing Approximate Ownership 2 101m / 100% Post - Closing Capital Structure and Approximate Ownership

ContextLogic 2026 P rojected Free Cash Flow 1,2 31 Free Cash Flow Notes 1. A reconciliation of projected long - term free cash flow growth, which is a statistical measure based on forward - looking non - GAAP financial measures, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconcil iat ion is due to our inability to reasonably predict, without unreasonable effort, certain items that would be contained in the comparable GAAP measure, including items such as potential fluctuations in energy costs (including natural gas and electricity), timing and magnitude of major maintenance act ivi ties, developments in brine field performance and well workover requirements, potential environmental or asset - retirement - obligation adjustments, pote ntial legal or regulatory outcomes, changes in inventory valuation driven by commodity markets and weather variability, and the amount and timing of transaction - related or other non - recurring costs . These items are uncertain, depend on various factors that are not currently known, and could have a material impact on the comparable GAAP measure in future periods. 2. ContextLogic free cash flow includes US Salt financials contribution for full 12 - month period. 3. Adjusted EBITDA is a non - GAAP measure. See page 37 for a reconciliation of Adjusted EBITDA to Net Income. 4. Reflects a return to steady - state operations following recent catch - up and one - time CapEx initiatives (~$37m of CapEx investment s made since 2021). 5. Figures are preliminary and may change depending on the outcome of the rights offering subscription from current ContextLogic sh areholders; Figures assume that the rights offering amount, at $8 per share, is 80% subscribed by public company stockholders and 20% filled by the Abrams Capital and BC Partners backstops, collectively. 6. Includes current and former management. The CEO of ContextLogic holds units in Holdings LLC as both time - vested units and perfor mance vested units. The time - vested units will vest in full on the CEO's separation date. The performance vesting units vest based on the performance level of the fair market value for a share of ContextLogic Holdings I nc. common stock as follows: 0 units at a performance level of less than $10.00 per share; 711,655.32 units at a performance level of $10 per share; 1,423,329.50 units at a performance level of $16 per share; and 1,897,773.05 u nit s at a performance level of $21 per share. (~$4) million Projected P ublic Company Costs (~$16) million Projected I nterest Expense ($6 - 8) million Projected Capital Expenditure ( G rowth + M aintenance ) 4 Projected I ncome Tax (~$1) million Adjusted EBITDA $60 - 65 million 3 ~$31 - 38 million Projected F ree Cash Flow 1,2 ~101 million Total Units Outstanding at Holdings LLC 5,6

32 Post - Closing Governance Structure With Majority of Directors Owner - Affiliated Business Oversight Committee for US Salt Members: Raja Bobbili (Chair) and Mark Ward Investment Committee Members: Ted Goldthorpe (Chair), David Abrams, Raja Bobbili, and Mark Ward Corporate (President & CFO) Other Committees (Audit, Nomination & Compensation Committees) Governance Operating Business

33 Post - Closing Board of Directors Ted Goldthorpe Director Committees: Investment Committee (Chair), Compensation Committee, Nominating and Corporate Governance Committee Raja Bobbili Chair Committees: US Salt BOC (Chair), Investment Committee Jennifer Chou Director Committees: Audit Committee (Chair), Compensation Committee Independent Michael Farlekas Director Committees: Compensation Committee (Chair), Audit Committee, Nominating and Corporate Governance Committee Independent Marshall Heinberg Director Committees: Nominating and Corporate Governance Committee (Chair), Audit Committee Independent Mark Ward President, Director Committees: US Salt BOC, Investment Committee David Abrams Director Committee: Investment Committee Note: (1) Raja Bobbili and David Abrams expected to join the Board upon deal closing. 1 1

34 Post - Closing Leadership Best - In - Class Management Team Supported by Partners with Extensive Public Company and M&A Expertise Backed by top - tier investors Leadership David Sugarman CEO Jason Blaseg CFO Travis McNamara VP Strategy Leadership Raja Bobbili Chair, US Salt BOC (Chair); Investment Committee Mark Ward President, Director US Salt BOC; Investment Committee Ted Goldthorpe Director, Investment Committee (Chair)

35 Post - Closing Board and Executive Leadership Mark Ward President, Director US Salt BOC; Investment Committee Mark Ward is a Director at BC Partners, based in New York . He joined the firm in 2020 and focuses on opportunistic investments across the capital structure . Prior to BC Partners, he worked in the Restructuring and M&A groups at Houlihan Lokey . He holds a B . S . in Economics from the University of St . Thomas . [ All director compensation waived and no officer compensation ] Ted Goldthorpe Director Investment Committee (Chair); Compensation Committee; Nominating and Corporate Governance Committee Ted Goldthorpe is Partner and Head of BC Partners Credit, which he co - founded in 2017 . He previously served as President of Apollo Investment Corporation and CIO of Apollo Investment Management, and earlier as Managing Director in Goldman Sachs' Special Situations Group . He holds a B . A . in Commerce from Queen's University . [ All director compensation waived ] Raja Bobbili Chair of the Board of Directors US Salt BOC (Chair); Investment Committee Raja Bobbili is Managing Director at Abrams Capital Management, where he helps lead investments across sectors and asset classes . He holds a JD/MBA from Harvard University and a Bachelor's degree from MIT, with previous experience as a management consultant at McKinsey & Company . [ All director compensation waived ]

Investor Relations Information • Listing: Company intends to pursue a listing on a national exchange. • Quarterly Updates: Provide regular updates with opportunity for Q&A. • Annual Investor Day: In - person event featuring subsidiary CEOs and strategic growth discussions. • Financial Targets: No formal guidance to be given on a go - forward basis (except for 2026 projected adjusted EBITDA and free cash flow included in this presentation). • Investor Contact: ir@contextlogic.com • Additional Information: https://ir.contextlogic.com/ ContextLogic plans to increase engagement with the investor community following the close of the US Salt transaction. 36

Reconciliation

($ in millions)	2023	2024	Q3'25 LTM
Net Income	**($2)**	**$5**	**$14**
Interest Expense, Net	26	24	22
Depreciation and Amortization	11	14	15
Board Fees, SBC, and Other Employee Comp	4	4	3
Non-Recurring Professional Fees	0	1	0
Other[2]	4	2	1
Adjusted EBITDA[3]	**$44**	**$49**	**$55**

Notes

1. US Salt's financial statements and the financial data presented herein have not been audited. US Salt is currently having their financial statements audited under the standards of the Public Company Accounting Oversight Board. Accordingly, the financial results are preliminary and subject to the completion of financial closing procedures and any adjustments that may result from the completion of the audits. As a result, these preliminary results may differ from the actual results that will be reflected in US Salt's consolidated financial statements when they are completed and publicly disclosed.
2. Other adjustments include True Value bankruptcy, one-time maintenance, non-recurring loss due to natural disasters, outages, (gain)/loss on disposal of fixed assets, foreign currency loss, and other adjustments.
3. Adjusted EBITDA is a non-GAAP measure; the sum of individual metrics may not always equal total amounts indicated due to rounding.

ContextLogic

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